STOCK COMPENSATION EXPENSE (Details ) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	3 Months Ended
	Mar. 31, 2015	Mar. 31, 2014
Net income (loss)	$ 11,647	$ (26,638)
Net income (loss) per share
Basic (in dollars per share)	$ 0.29	$ (0.94)
Diluted (in dollars per share)	$ 0.27	$ (0.94)
Number of shares used for computing (weighted average)
Basic (in shares)	40,207	28,312
Diluted (in shares)	42,879	28,312
Stock-based compensation (ASC 718)
Total	$ 1,751	$ 772
Net income (loss) before stock-based compensation	$ 13,398	$ (25,866)
Net income (loss) before stock-based compensation per share
Basic (in dollars per share)	$ 0.33	$ (0.91)
Diluted (in dollars per share)	$ 0.31	$ (0.91)
Cost of Products and Services Sold [Member]
Stock-based compensation (ASC 718)
Total	$ 0	$ 10
Research and Development [Member]
Stock-based compensation (ASC 718)
Total	459	343
Selling, General and Administrative [Member]
Stock-based compensation (ASC 718)
Total	$ 1,292	$ 419